                                  SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Under Rule 14a-12

                                 PLANETCAD INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment   of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules. 14a-6(i)(1) and 0-11.
--------------------------------------------------------------------------------
       (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5) Total fee paid:
--------------------------------------------------------------------------------
       [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

       [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:
--------------------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3) Filing Party:
--------------------------------------------------------------------------------
       (4) Date Filed:
--------------------------------------------------------------------------------

PLANETCAD CONTACT:
RACHAEL DALTON-TAGGART, PR DIRECTOR
(303) 209-9252, rachael.taggart@planetcad.com


                        PLANETCAD ADJOURNS ANNUAL MEETING

BOULDER, COLO., MAY 15, 2001 - PlanetCAD Inc. (AMEX-PCD) today announced the adjournment of its annual meeting until 10:00 a.m. June 8, 2001. The adjournment is necessary because sufficient proxies have not been received to constitute a quorum for the meeting, originally scheduled for May 7, 2001, and initially adjourned until May 15, 2001, to act upon the matters before the meeting. The matters to be acted on at PlanetCAD's annual meeting are as follows:

         o The election of directors to serve until the next annual meeting in 2002

         o The ratification of the appointment of KPMG LLP as PlanetCAD's auditors

PlanetCAD anticipates that sufficient proxies will be received by June 8 to constitute a quorum and to act upon the matters before the meeting. The place of the meeting remains unchanged.

The proxy statement describing the matters to be acted on at PlanetCAD's annual meeting was mailed on April 17, 2001 to the stockholders of record as of April 12, 2001. PlanetCAD's stockholders are urged to carefully review the material in the proxy statement. Additional copies of the proxy statement and the proxy may be obtained from PlanetCAD by contacting Rachael Dalton-Taggart, PR Director, at
(303) 209-9252 or by e-mail at rachael.taggart@planetcad.com.

ABOUT PLANETCAD INC.

PlanetCAD develops and delivers high quality enterprise products and application services for streamlining engineering data interchange throughout the digital manufacturing supply chain. PlanetCAD's products include the PrescientQA(TM) design-quality engineering software suite, which reduces costly design errors, accelerates time-to-market, and improves the product development process; 3Dshare.com(TM) (www.3dshare.com), which provides online translation and repair of 3D CAD models to streamline the flow of engineering data between organizations regardless of installed CAD systems; and IntraVISION(R), which enables viewing, markup, measuring and conversion of more than 300 file formats.

PlanetCAD is headquartered in Boulder, Colorado and has offices in Westborough, Massachusetts and the United Kingdom. For more information, visit www.planetcad.com, or call (888) 319-0871.

                                       ###

PlanetCAD, 3Dshare, PrescientQA and PlanetCAD Connect are trademarks of PlanetCAD Inc. DesignQA is a registered trademark of PlanetCAD Inc. IntraVISION is a registered trademark of Spatial Corp. All other products are trademarks of their respective owners.